Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2002 (the "Report") by Global Payment Technologies, Inc. ("Registrant"), each of the undersigned hereby certifies that to the best of their knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                               s/Stephen Katz
                                               --------------------------------
                                               Stephen Katz
                                               Chairman and
                                                Chief Executive Officer



                                               s/Thomas McNeill
                                               --------------------------------
                                               Thomas McNeill
                                               Vice President and
                                                Chief Financial Officer

Date: February 11, 2003